SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C.   20549
                  ________________

                      FORM 8-K
                  ________________

                   Current Report
       Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 27, 1995


                     ATLANTIC RICHFIELD COMPANY
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        (Exact name of registrant as specified in its charter)


                              Delaware
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           (State or other jurisdiction of incorporation)


            1-1196                                 23-0371610
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    (Commission File Number)                     (IRS Employer
                                              Identification No.)


515 South Flower Street, Los Angeles, California         90071
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    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (213) 486-3511


                            Not Applicable
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    (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     Press Release, dated March 27, 1995, announcing management changes effective on July 1, 1995.



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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC RICHFIELD COMPANY

                                 /s/ ALLAN L. COMSTOCK
                              ________________________________
                              Allan L. Comstock
                              Vice President and Controller

Dated:  March 27, 1995


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